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                                                                   EXHIBIT 23.02



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 15, 2002, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-98033) and related Prospectus of VistaCare, Inc. for the registration of shares of its common stock.


                                             /s/ ERNST & YOUNG LLP



Phoenix, Arizona

December 12, 2002